EXHIBIT 3.8


FOR MINISTER USE ONLY                               ONTARIO CORPORATION NUMBER
                                                               42004

                    Ministry of
                    Consumer and
                    Commercial
                    Relations
                    THIS IS TO CERTIFY THAT THESE
                    ARTICLES ARE EFFECTIVE ON
                    JULY 15, 1983
                    -------------

                    /s/


                              ARTICLES OF AMENDMENT

1.   THE NAME OF THE CORPORATION IS

          J-Q RESOURCES INC.

2.   DATE  OF  INCORPORATION              30 JUNE 1936
                                 --------------------------------
                                     (DAY, MONTH AND YEAR)

3. THE FOLLOWING IS A CERTIFIED COPY OF THE RESOLUTION AMENDING THE ARTICLES OF THE CORPORATION:

BE IT RESOLVED THAT:

A.   The Articles of the Corporation are hereby amended as follows:

     By increasing the authorized capital of the Corporation to 10,000,000 shares without par value by creating an additional 5,000,000 shares without par value ranking on a parity with the existing 5,000,000 shares of the Corporation.

B. Upon Articles of Amendment having become effective in accordance with the provisions of The Business Corporations Act the Articles of Incorporation of the Corporation are hereby amended accordingly.


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4.   THE  AMENDMENT HAS BEEN DULY AUTHORIZED AS REQUIRED BY SUBSECTIONS 2, 3, 4,
     AND  5  (AS  APPLICABLE)  OF  SECTION 180 OF THE BUSINESS CORPORATIONS ACT.

5. THE RESOLUTION AUTHORIZING THE AMENDMENT WAS CONFIRMED BY THE SHAREHOLDERS OF THE COPORATION ON June 17, 1983
                             --------------------------------------------------

6.   THESE ARTICLES ARE EXECUTED IN DUPLICATE FOR DELIVERY TO THE MINISTER.

CERTIFIED


                                          J-Q RESOURCES INC.
                                          --------------------------------------
                                                  (NAME OF CORPORATION)


                                     BY   /s/  Bernard L. Kraft        President
                                          --------------------------------------
                                          (SIGNATURE)  (DESCRIPTION OF OFFICE)
                                          Bernard L. Kraft



                                     BY   /s/  Harry Koza              Secretary
                                          --------------------------------------
                                          (SIGNATURE)  (DESCRIPTION OF OFFICE)
                                          Harry Koza


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